UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 19, 2014

Stemline Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35619 (Commission File Number)	45-0522567 (IRS Employer Identification No.)

750 Lexington Avenue

Eleventh Floor

New York, New York 10022

(Address of Principal Executive Offices)

(646) 502-2311

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act.

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐            Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

The 2014 annual meeting of stockholders of Stemline Therapeutics, Inc. (“Stemline”) was held on June 19, 2014.  The following matters were voted on by the stockholders: the election of two directors and the ratification of the appointment of Ernst & Young LLP as Stemline’s independent registered public accounting firm for the year ending December 31, 2014.

The vote with respect to the nominee for director is set forth below:

Nominee	Total Votes For	Total Votes Withheld	Broker Non-Votes
Ron Bentsur	9,394,950	549,454	1,940,654
Eric L. Dobmeier	9,392,915	551,489	1,940,654

The vote with respect to the ratification of the appointment of Ernst & Young LLP as Stemline’s independent registered public accounting firm for the year ending December 31, 2014, is set forth below:

Total Votes For	Total Votes Against	Abstention	Broker Non-Votes
11,824,166	10,042	50,850	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stemline Therapeutics, Inc.
(Registrant)

Date: June 23, 2014

	By:	/s/ Kenneth Hoberman
Kenneth Hoberman
Chief Operating Officer